                                                                    EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Payless ShoeSource, Inc. (the "Company") on Form 10-Q for the period ending November 2, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ullrich E. Porzig, Senior Vice President - Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2002


                                                   s/  Ullrich E. Porzig
                                                   ---------------------
                                                   Ullrich E. Porzig
                                                   Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer



                                       21